UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 7, 2006 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  On April 7, 2006, The Student Loan Corporation (SLC) announced that Raja Dakkuri, 35, will be appointed its Controller and Chief Accounting Officer effective May 19, 2006.  Mr. Dakkuri joined SLC's finance function on April 3, 2006.  Prior to joining SLC, Mr. Dakkuri worked for Citigroup Inc. (Citigroup) for five years through March 2006.  While at Citigroup, Mr. Dakkuri served most recently as the Chief Financial Officer for the East/North Division of Citibanking North America from July 2004 to March 2006.  Prior to that, Mr. Dakkuri served in various other financial positions with Citigroup.  Prior to joining Citigroup, Mr. Dakkuri was an Audit Manager with KPMG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: April 7, 2006

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Chief Financial Officer